Business Combinations - Schedule of Fair Values for Assets and Liabilities Arising from Acquisitions (Detail) - GBP (£) £ in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure of detailed information about business combination [line items]
Goodwill	£ 2,030	£ 2,341
Business combinations [member]
Disclosure of detailed information about business combination [line items]
Intangible assets		10
Net assets acquired at fair value		10
Goodwill		3
Total		13
Cash		(7)
Other liabilities		(6)
Total consideration		£ (13)